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EXHIBIT 23.1 -- CONSENT OF ERNST & YOUNG LLP

                          INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in the registration statements (Nos. 333-04731, 333-04733 and 333-52565) on Form S-8 of our report dated
February 21, 2003 with respect to the consolidated financial statements of TechTeam Global, Inc. included in the Annual Report (Form 10-K) for the year ended December 31, 2002.



                                                     /s/ Ernst & Young LLP


Detroit, Michigan
March 12, 2003

























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